                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46923) of VDI Media of our report dated February 17, 1998 appearing on page F-2 of this Form 10-K.

Price Waterhouse LLP
Costa Mesa, California

March 30, 1998